Exhibit 10.1

Execution Version

Amendment No.1 to Sponsor Agreement

This Amendment No. 1 to that certain Sponsor Agreement (this “Amendment”) is made and entered into as of June 16, 2023 (the “Amendment Effective Date”) by and among (i) First Light Acquisition Group, Inc. a Delaware corporation (the “Company”), (ii) each of the series 1 through 15 of First Light Acquisition Group, LLC, a Delaware series limited liability company (such 15 series collectively, the “Sponsor”), (iii) Metric Finance Holdings I, LLC, a Delaware limited liability company (“Metric”), (iv) Calidi Biotherapeutics, Inc., a Nevada corporation (“Calidi”).

The Company, the Sponsor, Metric, each Insider and Calidi are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, the Parties entered into a Sponsor Agreement, dated as of January 9, 2023 (the “Sponsor Agreement”);

WHEREAS, pursuant to Section 7 of the Sponsor Agreement, the Sponsor Agreement may be amended by execution of a written instrument signed by the Parties thereto; and

WHEREAS, the Parties hereby desire to amend the Sponsor Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

AGREEMENT

1.

Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in that certain Agreement and Plan of Merger by and among the Company, Calidi, the Sponsor and the other parties thereto, dated as of January 9, 2023, as amended (the “Merger Agreement”).

2.	Amendments to Sponsor Agreement.

a.	Section 3 of the Sponsor Agreement is hereby deleted in its entirety and replaced with the following:

“(a) In order to induce potential investors (“PIPE Investors”) to provide the PIPE Investment or the Series B Financing (the “Series B Investors” and together with the PIPE Investors, the “Investors”), each of the Sponsor and Metric hereby agrees that it will commit to Transfer to such Investors, for no cash or other payment, up to 3,397,155 Private Placement Warrants and 643,951 Founder Shares, in the case of the Sponsor, and 217,886 Founder Shares, in the case of Metric (such Private Placement Warrants and Founder Shares, collectively, the “Incentive Founder Securities”). The potential transfer of such Incentive Founder Securities by the Sponsor and Metric shall be proportionate to each of the Sponsor and Metric’s current respective holdings of Private Placement Warrants and Founder Shares.

(b) In the event that fewer than 3,397,155 Private Placement Warrants and 861,837 Founder Shares are used to incentivize Investors (such remaining securities, the “Remaining Incentive Founder Securities”), the Remaining Incentive Founder Securities may be Transferred by each of the Sponsor and Metric (proportionate to each of the Sponsor and Metric’s current respective holdings of Private Placement Warrants and Founder Shares ) as (i) incentives in connection with any other Sponsor-Assisted Permitted Company Equity Issuance, or (ii) to pay Expenses or otherwise reduce costs incurred in connection with the Transaction, or in connection with other pre-Closing operating costs of the Company.

(c) Immediately prior to, but conditioned upon, the Closing, each of the Sponsor and Metric hereby agrees to relinquish and waive any and all rights it has to, and shall forfeit, any and all Incentive Founder Securities that it beneficially owns and that are not Transferred (i) to any Investors pursuant to subsection 3(a) or (ii) in connection with any transaction contemplated pursuant to subsection 3(b). The Incentive Founder Securities that may be forfeited pursuant to this paragraph 3(c), shall be transferred to the Company, without any consideration paid for such Transfer, and cancelled.”

3.

Effect on the Sponsor Agreement. Except as specifically amended by this Amendment, the Sponsor Agreement shall remain in full force and effect, and the Sponsor Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. From and after the Amendment Effective Date, each reference in the Sponsor Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import, or to any provision of the Sponsor Agreement, as the case may be, shall be deemed to refer to the Sponsor Agreement or such provision as amended by this Amendment, unless the context otherwise requires. References in the Sponsor Agreement and this Amendment to the “date hereof” or the “date of this Agreement” shall be deemed to refer to January 9, 2023.

4.	Miscellaneous. Sections 7 through 15 of the Sponsor Agreement are incorporated herein by reference, mutatis mutandis.

[Signature page follows]

Sincerely,

SPONSOR:

FIRST LIGHT ACQUISITION GROUP, LLC

By: FLAG Sponsor Manager, LLC, on behalf of Series 1 through Series 15 of First Light Acquisition Group, LLC, a Delaware series limited liability company

By:	/s/ William J. Weber
Name: William J. Weber
Title: Managing Member

METRIC:

METRIC FINANCE HOLDINGS I, LLC

By:	/s/ Michael Constantino
Name: Michael Constantino
Title: Chief Financial Officer

INSIDERS:

By:	/s/ Michael Ruettgers
Name: Michael Ruettgers

By:	/s/ William Fallon
Name: William Fallon

By:	/s/ Jeanne Tisinger
Name: Jeanne Tisinger

By:	/s/ Thomas A. Vecchiolla
Name: Thomas A. Vecchiolla

By:	/s/ Michael J. Alber
Name: Michael J. Alber

Acknowledged and Agreed:

FIRST LIGHT ACQUISITION GROUP, INC.

By:	/s/ Thomas A. Vecchiolla
Name: Thomas A. Vecchiolla
Title: Chief Executive Officer

CALIDI BIOTHERAPEUTICS, INC.

By:	/s/ Allan Camaisa
Name: Allan Camaisa
Title: Chief Executive Officer

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